EXHIBIT 10.7
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BANK OF AMERICA




                                               NOTE AND AGREEMENT
                                               Date of Agreement: August 1, 2005



BANK OF AMERICA, N.A.
Business Credit Services - Documentation & Servicing
Premier Banking/Small Business Banking
West Seneca - Credit Services
Attn: Notice Desk
NY7-505-01-24
2970 Transit Rd
West Seneca, NY 14224



PRIMARY BORROWER NAME(S) AND ADDRESS
SWK TECHNOLOGIES
5 REGENT STREET
LIVINGSTON, NJ 07039



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PRINCIPAL AMOUNT:    $250,000.00                  ACCOUNT NUMBER:    1842699
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INTRODUCTION. This Note and Agreement ("Agreement"), dated and effective as of
August 1, 2005, is entered into between SWK Technologies (the "Borrower') and Bank of America, N.A. (the "Bank"). The Borrower agrees to the following terms and conditions:

1. LINE OF CREDIT

1.1 LINE OF CREDIT AMOUNT.

(a) During the availability period described below, the Bank will provide a line of credit to the Borrower. The amount of the line of credit (the "Commitment") is Two Hundred Fifty Thousand and 001100 Dollars ($250,000.00). The Bank may increase or decrease the Commitment at any time and for any reason. The Bank will give the Borrower notice of any change in the Commitment.

(b) This is a revolving line of credit. During the availability period, the Borrower may repay principal amounts and reborrow them. (c) The Borrower agrees not to permit the principal balance outstanding to exceed the Commitment. If the Borrower exceeds this limit, the Borrower will immediately pay the excess to the Bank upon the Bank's demand.

1.2 AVAILABILITY PERIOD. The line of credit is available between the date of this Agreement and August 1, 2006, or such earlier date as the availability may terminate as provided in this Agreement (the "Expiration Date").

The availability period for this line of credit will be considered renewed if and only if the Bank has sent to the Borrower a written notice of renewal effective as of the Expiration Date for the line of credit (the "Renewal Notice"). If this line of credit is renewed, it will continue to be subject to all the terms and conditions set forth in this Agreement except as modified by the Renewal Notice. If this line of credit is renewed, the term "Expiration Date" shall mean the date set forth in the Renewal Notice as the Expiration Date, and all outstanding principal plus all accrued interest shall be paid on the Expiration Date. The same process for renewal will apply to any subsequent renewal of this line of credit. A renewal fee may be charged at the Bank's option. The amount of the renewal fee will be specified in the Renewal Notice. If this line of credit is not renewed, the Bank in its sole discretion may allow the outstanding balance to be repaid in installments over a term specified by the Bank at the time. The Borrower specifically understands that the interest rate applicable to the line

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of credit may be increased upon term-out and that the new interest rate will apply to the entire outstanding principal balance due hereunder. A transaction fee may be charged at the Bank's option. If so, the amount will be specified in the term-out notice.

1.3 Repayment Terms.

(a) The Borrower will pay interest on September 1, 2005, and then on the same day of each month thereafter until payment in full of any principal outstanding under this Agreement.

(b) The Borrower will repay in full any principal, interest or other charges outstanding under this Agreement no later than the Expiration Date.

1.4 INTEREST RATE.

(a) The interest rate is a rate per year equal to the Bank's Prime Rate plus 1 percentage point(s).

(b) The Prime Rate is the rate of interest publicly announced from time to time by the Bank as its Prime Rate. The Prime Rate is set by the Bank based on various factors, including the Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. The Bank may price loans to its customers at, above, or below the Prime Rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Bank's Prime Rate.

2. FEES AND EXPENSES

2.1 FEES.

(a) Waiver Fee. If the Bank, at its discretion, agrees to waive or amend any terms of this Agreement, the Borrower will, at the Bank's option, pay the Bank a fee for each waiver or amendment in an amount advised by the Bank at the time the Borrower requests the waiver or amendment. Nothing in this paragraph shall imply that the Bank is obligated to agree to any waiver or amendment requested by the Borrower. The Bank may impose additional requirements'as a condition to any waiver or amendment.

(b) Late Fee. To the extent permitted by law, the Borrower agrees to pay a late fee in an amount not to exceed four percent (4%) of any payment that is more than fifteen (15) days late. The imposition and payment of a late fee shall not constitute a waiver of the Bank's rights with respect to the default.

2.2 EXPENSES. The Borrower agrees to immediately repay the Bank for expenses that include, but are not limited to, filing, recording and search fees, appraisal fees, title report fees, documentation fees, and all fees and taxes required by law in connection with providing the credit.

2.3 REIMBURSEMENT COSTS. The Borrower agrees to reimburse the Bank for the cost of periodic field examinations of Borrower's books, records and collateral, and appraisals of the collateral, at such intervals as the Bank may reasonably require. The actions described in this paragraph may be performed by employees of the Bank or by independent appraisers.

3. COLLATERAL

3.1 PERSONAL PROPERTY. The personal property listed below now owned or owned in the future by the parties listed below will secure Borrower's obligations to the Bank under this Agreement. The collateral is further defined in security agreement(s) executed by the owners of the collateral. In addition, all personal property collateral owned by the Borrower securing this Agreement shall also secure all other present and future obligations of the Borrower to the Bank (excluding any consumer credit covered by the federal Truth in Lending law, unless the Borrower has otherwise agreed in writing or received written notice thereof). All personal property collateral securing any other present or future obligations of the Borrower to the Bank shall also secure this Agreement.

(a)  Equipment owned by the Borrower.

(b)  Inventory owned by the Borrower.

(c)  Receivables owned by the Borrower.

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4. DISBURSEMENTS, PAYMENTS AND COSTS

4.1 BANKING DAYS. Unless otherwise provided in this Agreement, a banking day is a day other than a Saturday, Sunday or other day on which commercial banks are authorized to close, or are in fact closed, in the state where the Bank's lending office is located, and, if such day relates to amounts bearing interest at an offshore rate (if any), means any such day on which dealings in dollar deposits are conducted among banks in the offshore dollar interbank market. All payments and disbursements which would be due on a day which is not a banking day will be due on the next banking day. All payments received on a day which is not a banking day will be applied to the credit on the next banking day.

4.2 INTEREST CALCULATION. Except as otherwise stated in this Agreement, all interest and fees, if any, will be computed on the basis of a 360-day year and the actual number of days elapsed. This results in more interest or a higher fee than if a 365-day year is used. Installments of principal which are not paid when due under this Agreement shall continue to bear interest until paid.

4.3 DEFAULT RATE. Upon the occurrence of any default or after maturity or after judgment has been rendered on any obligation under this Agreement, all amounts outstanding under this Agreement, including any interest, fees, or costs which are not paid when due, will at the option of the Bank bear interest at a rate which is 6.0 percentage point(s) higher than the rate of interest otherwise provided under this Agreement. This may result in compounding of interest. This will not constitute a waiver of any default.

5. CONDITIONS

Before the Bank is required to extend any credit to the Borrower under this Agreement, it must receive any documents and other items it may reasonably require, in form and content acceptable to the Bank, including any items specifically listed below.

5.1 AUTHORIZATIONS. If the Borrower or any guarantor is anything other than a natural person, evidence that the execution, delivery and performance by the Borrower and/or such guarantor of this Agreement and any instrument or agreement required under this Agreement have been duly authorized.

5.2 GOVERNING DOCUMENTS. If required by the Bank, a copy of the Borrower's organizational documents.

5.3 GUARANTIES. Guaranties signed by Trey Resource Inc ("Trey "), Gary Berman ("Gary'), Lynn Berman ("Lynn") and Jeffery Roth ("Jeffrey').

5.4 SECURITY AGREEMENTS. Signed original security agreements covering the personal property collateral which the Bank requires.

5.5 PERFECTION AND EVIDENCE OF PRIORITY. Evidence that the security interests and liens in favor of the Bank are valid, enforceable, properly perfected in a manner acceptable to the Bank and prior to all others' rights and interests, except those the Bank consents to in writing. All title documents for motor vehicles which are part of the collateral must show the Bank's interest.

5.6 PAYMENT OF FEES. Payment of all fees, expenses and other amounts due and owing to the Bank. If any fee is not paid in cash, the Bank may, in its discretion, treat the fee as a principal advance under this Agreement or deduct the fee from the loan proceeds.

6. REPRESENTATIONS AND WARRANTIES

When the Borrower signs this Agreement, and until the Bank is repaid in full, the Borrower makes the following representations and warranties. Each request for an extension of credit constitutes a renewal of these representations and warranties as of the date of the request:

6.1 FORMATION. If the Borrower is anything other than a natural person, it is duly formed and existing under the laws of the state or other jurisdiction where organized.

6.2 AUTHORIZATION. This Agreement, and any instrument or agreement required hereunder, are within the Borrower's powers, have been duly authorized, and do not conflict with any of its organizational papers.

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6.3 GOOD Standing. In each state in which the Borrower does business, it is properly licensed, in good standing, and, where required, in compliance with fictitious name statutes.

6.4 FINANCIAL INFORMATION. All financial and other information that has been or will be supplied to the Bank is sufficiently complete to give the Bank accurate knowledge of the Borrower's (and any guarantor's) financial condition, including all material contingent liabilities. SINCE the date of the most recent financial statement provided to the Bank, there has been no material adverse change in the business condition (financial or otherwise), operations, properties or prospects of the Borrower (or any guarantor). If the Borrower is comprised of the trustees of a trust, the foregoing representations shall also pertain to the trustor(s) of the trust.

6.5 LAWSUITS. There is no lawsuit, tax claim or other dispute pending or threatened against the Borrower which, if lost, would impair the Borrower's financial condition or ability to repay the loan, except as have been disclosed in writing to the Bank.

6.6 OTHER OBLIGATIONS. The Borrower is not in default ON any obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation, except as have been disclosed in writing to the Bank.

6.7 TAX MATTERS. The Borrower has no knowledge of any pending assessments or adjustments of its income tax for any year and all taxes due have been paid, except as have been disclosed in writing to the Bank.

6.8 NO EVENT OF Default. There is no event which is, or with notice or lapse of time or both would be, a default under this Agreement.

6.9 COLLATERAL. All collateral required in this Agreement is owned by the grantor of the security interest free of any title defects or any liens or interests of others, except those which have been approved by the Bank in writing.

7. COVENANTS

The Borrower agrees, so long as credit is available under this Agreement and until the Bank is repaid in full:

7.1 USE OF PROCEEDS. To use the proceeds of the credit only for business purposes.

7.2 FINANCIAL INFORMATION. To provide financial statements and other information in form and content acceptable to the Bank relating to the affairs of the Borrower and any guarantor as requested by the Bank from time to time.

7.3 OTHER DEBTS. Not to have outstanding or incur any direct or contingent liabilities or lease obligations (other than those to the Bank), or become liable for the liabilities of others, without the Bank's written consent. This does not prohibit:

(a)  Acquiring goods, SUPPLIES, or merchandise on normal trade credit.

(b) Liabilities, lines of credit and leases in existence on the date of this Agreement disclosed in writing to the Bank.

(c) If the Borrower is a natural person, additional debts of the Borrower as an individual for consumer purposes.

7.4 OTHER LIENS. Not to create, assume, or allow any security interest or lien (including judicial liens) on property the Borrower now or later owns, except:

(a)  Liens and security interests in favor of the Bank.

(b)  Liens for taxes not yet due.

(c) Liens outstanding on the date of this Agreement disclosed in writing to the Bank.

7.5 MAINTENANCE OF ASSETS.

(a) Not to sell, assign, lease, transfer or otherwise dispose of any part of the Borrower's business or the Borrower's assets except in the ordinary course of the Borrower's business.

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(b)  Not to sell, assign, lease, transfer or otherwise dispose of any assets for less than fair market value, or enter into any agreement to do so.

(c) Not to enter into any sale and leaseback agreement covering any of its fixed assets.

(d) To maintain and preserve all rights, privileges, and franchises the Borrower now has.

(e) To make any repairs, renewals, or replacements to keep the Borrower's properties in good working condition.

7.6 LOANS. Not to make any loans, advances or other extensions of credit to any individual or entity except for extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business to non-affiliated entities.

7.7 Change of Management. Not to make any substantial change in the present executive or management personnel of the Borrower.

7.8 Change of Ownership. If the Borrower is anything other than a natural person, not to cause, permit, or suffer any change in capital ownership such that there is a material change, as determined by the Bank in its sole discretion, in the direct or indirect capital ownership of the Borrower.

7.9 ADDITIONAL NEGATIVE COVENANTS. Not to, without the Bank's written consent:

(a) Enter into any consolidation, merger, or other combination, or become a partner in a partnership, a member of a joint venture, or a member of a limited liability company.

(b)  Acquire or purchase a business or its assets.

(c) Engage in any business activities substantially different from the Borrower's present business.

(d)  Liquidate or dissolve the Borrower's business.

7.10 Notices to Bank. To promptly notify the Bank in writing of:

(a) Any event of default under this Agreement, or any event which, with notice or lapse of time or both, would constitute an event of default.

(b) Any change in the Borrower's name, legal structure, place of business, or chief executive office if the Borrower has more than one place of business.

7.11 INSURANCE. To maintain insurance as is usual for the business it is in.

7.12 COMPLIANCE WITH LAWS. To comply with the laws (including any fictitious or trade name statute), regulations, and orders of any government body with authority over the Borrower's business.

7.13 BOOKS AND RECORDS. To maintain adequate books and records.

7.14 Audits. To allow the Bank and its agents to inspect the Borrower's properties and examine, audit, and make copies of books and records at any reasonable time. If any of the Borrower's properties, books or records are in the possession of a third party, the Borrower authorizes that third party to permit the Bank or its agents to have access to perform inspections or audits and to respond to the Bank's requests for information concerning such properties, books and RECORDS.

7.15 PERFECTION OF LIENS. To help the Bank perfect and protect its security interests and liens, and reimburse it for related costs it incurs to protect its security interests and liens.

7.16 COOPERATION. To take any action reasonably requested by the Bank to carry out the intent of this Agreement.

7.17 BANK AS PRINCIPAL DEPOSITORY. To maintain, and to cause each guarantor to maintain, the Bank as its principal depository bank, including for the maintenance of business, cash management, operating and administrative deposit accounts.

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DEFAULT AND REMEDIES

If any of the following events of default occurs, the Bank may do one or more of the following without prior notice: declare the Borrower in default, stop making any additional credit available to the Borrower, and require the Borrower to repay its entire debt immediately. If an event which, with notice or the passage of time, will constitute an event of default has occurred and is continuing, the Bank has no obligation to make advances or extend additional credit under this Agreement. In addition, if any event of default occurs, the Bank shall have all rights, powers and remedies available under any instruments and agreements required by or executed in connection with this Agreement, as well as all rights and remedies available at law or in equity. If an event of default occurs under the paragraph entitled "Bankruptcy," below, with respect to the Borrower, then the entire debt outstanding under this Agreement will automatically be due immediately.

8.1 FAILURE TO PAY. The Borrower fails to make a payment under this Agreement when due.

8.2 OTHER BANK AGREEMENTS. Any default occurs under any other agreement the Borrower (or any Obligor) has with the Bank or any affiliate of the Bank. For purposes of this Agreement, "Obligor" shall mean any guarantor, any party pledging collateral to the Bank, or, if the Borrower is comprised of the trustees of a trust, any trustor.

8.3 CROSS-DEFAULT. Any default occurs under any agreement in connection with any credit the Borrower (or any Obligor) has obtained from anyone else or which the Borrower (or any Obligor) or any of the Borrower's related entities or affiliates has guaranteed.

8.4 FALSE INFORMATION. The Borrower or any Obligor has given the Bank false or misleading information or representations.

8.5 BANKRUPTCY. The Borrower, any Obligor, or any general partner of the Borrower or of any Obligor files a bankruptcy petition, a bankruptcy petition is filed against any of the foregoing parties, or the Borrower, any Obligor, or any general partner of the Borrower or of any Obligor makes a general assignment for the benefit of creditors.

8.6 RECEIVERS. A receiver or similar official is appointed for any portion of the Borrower's or any Obligor's business, or the business is terminated, or, if any Obligor is anything other than a natural person, such Obligor is liquidated or dissolved.

8.7 REVOCATION OR TERMINATION. If the Borrower is comprised of the trustee(s) of a trust, the trust is revoked or otherwise terminated or all or a substantial part of the Borrower's assets are distributed or otherwise disposed of.

8.8 Lien Priority. The Bank fails to have an enforceable first lien (except for any prior liens to which the Bank has consented in writing) on or security interest in any property given as security for this Agreement (or any guaranty).

8.9 JUDGMENTS. Any judgments or arbitration awards are entered against the Borrower or any Obligor.

8.10 DEATH. If the Borrower or any Obligor is a natural person, the Borrower or such Obligor dies or becomes legally incompetent; if the Borrower or any Obligor is a trust, a trustor dies or becomes legally incompetent; if the Borrower or any Obligor is a partnership, any general partner dies or becomes legally incompetent; or if the Borrower is a corporation, any principal officer or majority stockholder dies.

8.11 MATERIAL ADVERSE CHANGE. A material adverse change occurs, or is reasonably likely to occur, in the Borrower's (or any Obligor's) business condition (financial or otherwise), operations, properties or prospects, or ability to repay the credit.

8.12 GOVERNMENT ACTION. Any government authority takes action that the Bank believes materially adversely affects the Borrower's or any Obligor's financial condition or ability to repay.

8.13 DEFAULT UNDER RELATED DOCUMENTS. Any default occurs under any guaranty, subordination agreement, security agreement, deed of trust, mortgage, or other document required by or delivered in connection with this Agreement or any such document is no longer in effect, or any guarantor purports to revoke or disavow the guaranty.

8.14 OTHER BREACH UNDER AGREEMENT. A default occurs under any other term or condition of this Agreement not specifically referred to in this Article.

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ENFORCING THIS AGREEMENT; MISCELLANEOUS

9.1 GAAP. Except as otherwise stated in this Agreement, all financial information provided to the Bank and all financial covenants will be made under generally accepted accounting principles, consistently applied or another basis acceptable to the Bank.

9.2 GOVERNING LAW. This Agreement is governed by New Jersey law.

9.3 SUCCESSORS AND ASSIGNS. This Agreement is binding on the Borrower's and the Bank's successors and assignees. The Borrower agrees that it may not assign this Agreement without the Bank's prior consent.

9.4 ARBITRATION AND WAIVER OF JURY TRIAL. This paragraph concerns the resolution of any controversies or claims between the parties, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this agreement (including any renewals, extensions or modifications); or (ii) any document related to this agreement (collectively a "Claim"). For the purposes of this arbitration provision only, the term "parties" shall include any parent corporation, subsidiary or affiliate of the Bank involved in the servicing, management or administration of any obligation described or evidenced by this agreement. (b) At the request of any party to this agreement, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U.S. Code) (the "Act"). The Act will apply even though this agreement provides that it is governed by the law of a specified state. The arbitration will take place on an individual basis without resort to any form of class action. (c) Arbitration proceedings will be determined in accordance with the Act, the then-current rules and procedures for the arbitration of financial services disputes of the American Arbitration Association or any successor thereof ("AAA"), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control. If AAA is unwilling or unable to (i) serve as the provider of arbitration or (ii) enforce any provision of this arbitration clause, any party to this agreement may substitute another arbitration organization with similar procedures to serve as the provider of arbitration. (d) The arbitration shall be administered by AAA and conducted, unless otherwise required by law, in any U.S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the state specified in the governing law section of this agreement. All Claims shall be determined by one arbitrator; however, if Claims exceed Five Million Dollars ($5,000,000), upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within ninety (90) days of the demand for arbitration and close within ninety (90) days of commencement and the award of the arbitrator(s) shall be issued within thirty (30) days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional sixty (60) days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed, judgment entered and enforced. (e) The arbitrator(s) will give effect to statutes of limitation in determining any Claim and may dismiss the arbitration on the basis that the Claim is barred. For purposes of the application of the statute of limitations, the service on AAA under applicable AAA rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this agreement. (f) This paragraph does not limit the right of any party to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or non-judicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies. (g) The filing of a court action is not intended to constitute a waiver of the right of any party, including the suing party, thereafter to require submittal of the Claim to arbitration. (H) BY AGREEING TO BINDING ARBITRATION, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIM_ BY JURY IN RESPECT OF ANY CLAIM. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A

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TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT
FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

9.5 SEVERABILITY; WAIVERS. IF ANY PART OF this Agreement is not enforceable, the rest of the Agreement may be enforced. The Bank retains all rights, even if it makes a loan after default. If the Bank waives a default, it may enforce a later default. Any consent or waiver under this Agreement must be in writing.

9.6 ATTORNEYS' FEES. The Borrower shall reimburse the Bank for any reasonable costs and attorneys' fees incurred by the Bank in connection with the enforcement or preservation of any rights or remedies under this Agreement and any other documents executed in connection with this Agreement, and in connection with any amendment, waiver, "workout" or restructuring under this Agreement. In the event of a lawsuit or arbitration proceeding, the prevailing party is entitled to recover costs and reasonable attorneys' fees incurred in connection with the lawsuit or arbitration proceeding, as determined by the court or arbitrator. In the event that any case is commenced by or against the Borrower under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute, the Bank is entitled to recover costs and reasonable attorneys' fees incurred by the Bank related to the preservation, protection, or enforcement of any rights of the Bank in such a case. To the extent permitted by law, as used in this paragraph, "attorneys' fees" includes the allocated costs of the Bank's in-house counsel.

9.7 INDIVIDUAL LIABILITY. If the Borrower is a natural person, the Bank may proceed against the Borrower's business and non-business property in enforcing this and other agreements relating to this loan. If the Borrower is a partnership, the Bank may proceed against the business and non-business property of each general partner of the Borrower in enforcing this and other agreements relating to this loan.

9.8 Joint AND SEVERAL LIABILITY. If two or more Borrowers sign this Agreement, each Borrower agrees that it is jointly and severally liable to the Bank for the payment of all obligations arising under this Agreement, and that such liability is independent of the obligations of the other Borrowers.

9.9 ONE AGREEMENT. This Agreement and any related security or other agreements required by this Agreement, collectively: (a) represent the sum of the understandings and agreements between the Bank and the Borrower concerning this credit; (b) replace any prior oral or written agreements between the Bank and the Borrower concerning this credit; and (c) are intended by the Bank and the Borrower as the final, complete and exclusive statement of the terms agreed to by them.

In the event of any conflict between this Agreement and any other agreements required by this Agreement, this Agreement will prevail.

9.10 INDEMNIFICATION. The Borrower will indemnify and hold the Bank harmless from any loss, liability, damages, judgments, and costs of any kind relating to or arising directly or indirectly out of (a) this Agreement or any document required hereunder, (b) any credit extended or committed by the Bank to the Borrower hereunder, and (C) ANY litigation or proceeding related to or arising out of this Agreement, any such document, or any such credit. This indemnity includes but is not limited to attorneys' fees (including the allocated cost of in-house counsel). This indemnity extends to the Bank, its parent, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys, and assigns. This indemnity will survive repayment of the Borrower's obligations to the Bank. All sums due to the Bank hereunder shall be obligations of the Borrower, due AND PAYABLE IMMEDIATELY without demand.

9.11 NOTICES. Unless otherwise provided in this Agreement or in another agreement between the Bank and the Borrower, all notices required under this Agreement shall be personally delivered or sent by first class mail, postage prepaid, or by overnight courier. Notices to the Bank shall be sent to the address shown on the Borrower's latest billing statement. Notices to the Borrower shall be sent to the Borrower's address in the Bank's records. Notices and other communications shall be effective (i) if mailed, upon the earlier of receipt or five (5) days after deposit in the U.S. mail, first class, postage prepaid, or (ii) if hand-delivered, by courier or otherwise, when delivered.

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9.12 HEADINGS. Article and paragraph headings are for reference only and shall not affect the interpretation or meaning of any provisions of this Agreement.

9.13 COUNTERPARTS. This Agreement may be executed in as many counterparts as necessary or convenient, and by the different parties on separate counterparts each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement.

9.14 INFORMATION Verification. The Borrower authorizes the Bank at any time to verify or check any information given by the Borrower to the Bank, check the Borrower's credit references, verify employment, and receive from and give information to credit reporting agencies.

9.15 LIMITATION OF INTEREST AND OTHER CHARGES: If, at any time, the rate of interest, together with all amounts which constitute interest and which are reserved, charged or taken by the Bank as compensation for fees, services or expenses incidental to the making, negotiating or collection of the loan evidenced hereby, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted to be charged by the Bank to the Borrower under applicable law, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement shall be governed by such new law as of its effective date.

This Agreement is executed as of the date stated at the top of the first page.

                                    Bank:

                                    Bank of America, N.A.

                                    By:
                                        --------------------------------
                                        William Baker, Officer


                                    Borrower:

                                    SWK Technologies

                                    By: /s/ Jeffrey D. Roth
                                        --------------------------------
                                        Jeffrey D. Roth, Chief Executive Officer

                                    By: /s/ Lynn K. Berman
                                        --------------------------------
                                        Lynn K. Berman, President

                                    By: /s/ Gary Berman
                                        --------------------------------
                                        Gary Berman, Vice President


--------------------------------------------------------------------------------
AFFILIATE SHARING NOTICE
--------------------------------------------------------------------------------

From time to time the Bank may share information about the Borrower's experience with Bank of America Corporation (or any successor company) and its subsidiaries and affiliated companies ("Bank of America Affiliates"). The Bank may also share information contained in any applications and information it may obtain about the Borrower from outside sources with the Bank of America Affiliates, provided if the Borrower is an individual the Borrower may instruct the Bank that the Borrower prefers that the Bank not share this information with the Bank of America Affiliates by (1) calling the Bank at 1.888.341.5000; (2) sending an email through Contact Us at www.bankofamerica.com; or (3) contacting the Borrower's relationship manager or local banking center. To help the Bank complete the Borrower's request, the Borrower should include the Borrower's name, address, phone number, account number(s) and social security number. If the Borrower makes this election, certain products or services may not be made available to the Borrower. This request will apply to information from applications, consumer reports and other outside sources only, and may take six to eight weeks to be fully effective. Through the normal course of doing business, including servicing the Borrower's accounts and better serving the Borrower's financial needs, the Bank will continue to share transaction and account experience information, as well as other general information among Bank of America Affiliates.

BANK OF AMERICA



                                                     BORROWER: SWK Technologies

                                                     GUARANTOR: Jeffery Roth


                      CONTINUING AND UNCONDITIONAL GUARANTY

  To:           Bank of America, N.A.

     1. The Guaranty. For valuable consideration, the undersigned ("Guarantor") hereby unconditionally guarantees and promises to pay promptly to Bank of America, N.A., its subsidiaries and affiliates (collectively, "Bank"), or order, in lawful money of the United States, any and all Indebtedness of SWK Technologies ("Borrower") to Bank when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter. The liability of Guarantor under this Guaranty is not limited as to the principal amount of the Indebtedness guaranteed and includes, without limitation, liability for all interest, fees, indemnities (including, without limitation, hazardous waste indemnities), and other costs and expenses relating to or arising out of the Indebtedness and for all swap, option, or forward obligations now or hereafter owing from Borrower to Bank. The liability of Guarantor is continuing and relates to any Indebtedness, including that arising under successive transactions which shall either continue the Indebtedness or from time to time renew it after it has been satisfied. This Guaranty is cumulative and does not supersede any other outstanding guaranties, and the liability of Guarantor under this Guaranty is exclusive of Guarantor's liability under any other guaranties signed by Guarantor. If multiple individuals or entities sign this Guaranty, their obligations under this Guaranty shall be joint and several.

     2. Definitions.

          (a) "Borrower" shall mean the individual or the entity named in Paragraph 1 of this Guaranty and, if more than one, then any one or more of them.

          (b) "Guarantor" shall mean the individual or the entity signing this Guaranty and, if more than one, then any one or more of them.

          (c) "Indebtedness" shall mean any and all debts, liabilities, and obligations of Borrower to Bank, now or hereafter existing, whether voluntary or involuntary and however arising, whether direct or indirect or acquired by Bank by assignment, succession, or otherwise, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, held or to be held by Bank for its own account or as agent for another or others, whether Borrower may be liable individually or jointly with others, whether recovery upon such debts, liabilities, and obligations may be or hereafter become barred by any statute of limitations, and whether such debts, liabilities, and obligations may be or hereafter become otherwise unenforceable. Indebtedness includes, without limitation, any and all obligations of Borrower to Bank for reasonable attorneys' fees and all other costs and expenses incurred by Bank in the collection or enforcement of any debts, liabilities, and obligations of Borrower to Bank. Indebtedness also includes, without limitation, all obligations of Borrower arising under any interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, securities puts, calls, collars, options or forwards or any combination of, or option with respect to, these or similar transactions now or hereafter entered into between Borrower and Bank.

          (d) "Loan Documents" shall mean loan agreements between Borrower and Bank, promissory notes from Borrower in favor of Bank, and all other agreements, documents, and instruments evidencing any of the Indebtedness, and deeds of trust, mortgages, security agreements, and other agreements, documents, and instruments executed by Borrower in connection with such loan agreements, promissory notes, and other agreements, documents, and instruments evidencing any of the indebtedness, all as now in effect and as hereafter amended, restated, renewed, or superseded.

     3. Obliqations Independent. The obligations hereunder are independent of the obligations of Borrower or any other guarantor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor be joined in any such action or actions. Anyone executing this Guaranty shall be bound by its terms without regard to execution by anyone else.

     4. Riqhts of Bank. Guarantor authorizes Bank, without notice or demand and without affecting its liability hereunder, from time to time to:

          (a) renew, compromise, extend, accelerate, or otherwise change the time for payment, or otherwise change the terms, of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon, or otherwise change the terms of any Loan Documents;

          (b) receive and hold security for the payment of this Guaranty or any Indebtedness and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;

          (c) apply such security and direct the order or manner of sale thereof as Bank in its discretion may determine;

          (d) release or substitute any Guarantor or any one or more of any endorsers or other guarantors of any of the Indebtedness; and

          (e) permit the Indebtedness to exceed Guarantor's liability under this Guaranty, and Guarantor agrees that any amounts received by Bank from any source other than Guarantor shall be deemed to be applied first to any portion of the Indebtedness not guaranteed by Guarantor.

     5. Guaranty to be Absolute. Guarantor agrees that until the Indebtedness has been paid in full and any commitments of Bank or facilities provided by Bank with respect to the Indebtedness have been terminated, Guarantor shall not be released by or because of the taking, or failure to take, any action that might in any manner or to any extent vary the risks of Guarantor under this Guaranty or that, but for this paragraph, might discharge or otherwise reduce, limit, or modify Guarantor's obligations under this Guaranty. Guarantor waives and surrenders any defense to any liability under this Guaranty based upon any such action, including but not limited to any action of Bank described in the immediately preceding paragraph of this Guaranty. It is the express intent of Guarantor that Guarantor's obligations under this Guaranty are and shall be absolute and unconditional.

     6. Guarantor's Waivers of Certain Rights and Certain Defenses. Guarantor waives:

          (a) any right to require Bank to proceed against Borrower, proceed against or exhaust any security for the Indebtedness, or pursue any other remedy in Bank's power whatsoever;

          (b) any defense arising by reason of any disability or other defense of Borrower, or the cessation from any cause whatsoever of the liability of Borrower;

          (c) any defense based on any claim that Guarantor's obligations exceed or are more burdensome than those of Borrower; and

          (d) the benefit of any statute of limitations affecting Guarantor's liability hereunder.

No provision or waiver in this Guaranty shall be construed as limiting the generality of any other waiver contained in this Guaranty.

     7. Waiver of Subrogation. Until the Indebtedness has been paid in full and any commitments of Bank or facilities provided by Bank with respect to the Indebtedness have been terminated, even though the Indebtedness may be in excess of Guarantor's liability hereunder, Guarantor waives to the extent permitted by applicable law any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, arising from the existence or performance of this Guaranty, and Guarantor waives to the extent permitted by applicable law any right to enforce any remedy that Bank now has or may hereafter have against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Bank.

     8. Waiver of Notices. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of intent to accelerate, notices of acceleration, notices of any suit or any other action against Borrower or any other person, any other notices to any party liable on any Loan Document (including Guarantor), notices of acceptance of this Guaranty, notices OF the existence, creation, or incurring OF new or additional Indebtedness to which this Guaranty applies or any other Indebtedness of Borrower to Bank, and notices of any fact that might increase Guarantor's risk.

     9. Security. To secure all of Guarantor's obligations hereunder, Guarantor assigns and grants to Bank a security interest in all moneys, securities, and other property OF Guarantor now or hereafter in the possession of Bank, all deposit accounts of Guarantor maintained with Bank, and all proceeds thereof. Upon default or breach OF any of Guarantor's obligations to Bank, Bank may apply any deposit account to reduce the Indebtedness, and may foreclose any collateral as provided in the Uniform Commercial Code and in any security agreements between Bank and Guarantor.

     10. Subordination. Any obligations of Borrower to Guarantor, now or hereafter existing, including but not limited to any obligations to Guarantor as subrogee of Bank or resulting from Guarantor's performance under this Guaranty, are hereby subordinated to the Indebtedness. In addition to Guarantor's waiver of any right of subrogation as set forth in this Guaranty with respect to any obligations of Borrower to Guarantor as subrogee of Bank, Guarantor agrees that, if Bank so requests, Guarantor shall not demand, take; or receive from Borrower, by setoff or in any other manner, payment OF any other obligations of Borrower to Guarantor until the Indebtedness has been paid in full and any commitments of Bank or facilities provided by Bank with respect to the Indebtedness have been terminated. If any payments are received by Guarantor in violation of such waiver or agreement, such payments shall be received by Guarantor as trustee for Bank and shall be paid over to Bank on account of the Indebtedness, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Any security interest, lien, or other encumbrance that Guarantor may now or hereafter have on any property of Borrower is hereby subordinated to any security interest, lien, or other encumbrance that Bank may have on any such property.

     11. Revocation of Guaranty.

          (a) This Guaranty may be revoked at any time by Guarantor in respect to future transactions, unless there is a continuing consideration as to such transactions that Guarantor does not renounce. Such revocation shall be effective upon actual receipt by Bank, at the address shown below or at such other address as may have been provided to Guarantor by Bank, of written notice of revocation. Revocation shall not affect any of Guarantor's obligations or Bank's rights with respect to transactions committed or entered into prior to Bank's receipt of such notice, regardless of whether or not the Indebtedness related to such transactions, before or after revocation, has been incurred, renewed, compromised, extended, accelerated, or otherwise changed as to any of its terms, including time for payment or increase or decrease of the rate of interest thereon, and regardless OF any other act or omission of Bank authorized hereunder. Revocation by Guarantor shall not affect any obligations OF any other guarantor.

          (b) In the event of the death of a Guarantor, the liability of the estate of the deceased Guarantor shall continue in full force and effect as to (i) the Indebtedness existing at the date of death, and any renewals or extensions thereof, and (ii) loans or advances made to or for the account of Borrower after the date of the death of the deceased Guarantor pursuant to a commitment made by Bank to Borrower prior to the date of such death. As to all surviving Guarantors, this Guaranty shall continue in full force and effect after the death of a Guarantor, not only as to the Indebtedness existing at that time, but also as to the indebtedness thereafter incurred by Borrower to Bank.

          (c) Guarantor acknowledges and agrees that this Guaranty may be revoked only in accordance with the foregoing provisions of this paragraph and shall not be revoked simply as a result of any change in name, location, or composition or structure of Borrower, the dissolution of Borrower, or the termination, increase, decrease, or other change of any personnel or owners of Borrower.

     12. Reinstatement of Guaranty. If this Guaranty is revoked, returned, or canceled, and subsequently any payment or transfer of any interest in property by Borrower to Bank is rescinded or must be returned by Bank to Borrower, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior revocation, return, or cancellation.

     13. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower or otherwise, all such indebtedness guaranteed by Guarantor shall nonetheless be payable by Guarantor immediately if requested by Bank.

     14. No Setoff or Deductions; Taxes.

          (a) Guarantor represents and warrants that it is organized and resident in the United States of America. All payments by Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes. If Guarantor must make a payment under this Guaranty, Guarantor represents and warrants that it will make the payment from one of its U.S. resident offices to Bank so that no withholding tax is imposed on the payment. Notwithstanding the foregoing, if Guarantor makes a payment under this Guaranty to which withholding tax applies or if any taxes (other than taxes on net income (i) imposed by the country or any subdivision of the country in which Bank's principal office or actual lending office is located and (ii) measured by the United States taxable income Bank would have received if all payments under or in respect of this Guaranty were exempt from taxes levied by Guarantor's country) are at any time imposed on any payments under or in respect of this Guaranty including, but not limited to, payments made pursuant to this paragraph, Guarantor shall pay all such taxes to the relevant authority in accordance with applicable law such that Bank receives the sum it would have received had no such deduction or withholding been made (or, if Guarantor cannot legally comply with the foregoing, Guarantor shall pay to Bank such additional amounts as will result in Bank receiving the sum it would have received had no such deduction or withholding been made). Further, Guarantor shall also pay to Bank, on demand, all additional amounts that Bank specifies as necessary to preserve the after-tax yield Bank would have received if such taxes had not been imposed.

          (b) Guarantor shall promptly provide Bank with an original receipt or certified copy issued by the relevant authority evidencing the payment of any such amount required to be deducted or withheld.

     15. Information Relatinq to Borrower. Guarantor acknowledges and agrees that it shall have the sole responsibility for, and has adequate means of, obtaining from Borrower such information concerning Borrower's financial condition or business operations as Guarantor may require, and that Bank has no duty, and Guarantor is not relying on Bank, at any time to disclose to Guarantor any information relating to the business operations or financial condition of Borrower.

     16. Borrower's Authorization. Where Borrower is a corporation, partnership, or limited liability company, it is not necessary for Bank to inquire into the powers of Borrower or of the officers, directors, partners, members, managers, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder, subject to any limitations on Guarantor's liability set forth herein.

     17. Information Relatinq to Guarantor. Guarantor authorizes Bank to verify or check any information given by Guarantor to Bank, check Guarantor's credit references, verify employment, and obtain credit reports. Guarantor acknowledges and agrees that the authorizations provided in this paragraph apply to any individual general partner of Guarantor and to Guarantor's spouse and any such general partner's spouse if Guarantor or such general partner is married and lives in a community property state.

     18. Chanqe of Status. Any Guarantor that is a business entity shall not enter into any consolidation, merger, or other combination unless Guarantor is the surviving business entity. Further, Guarantor shall not change its legal structure unless (a) Guarantor obtains the prior written consent of Bank and (b) all Guarantor's obligations under this Guaranty are assumed by the new business entity.

     19. Remedies. If Guarantor fails to fulfill its duty to pay all Indebtedness guaranteed hereunder, Bank shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law. Without limiting the foregoing, Bank may, at its option and without notice or demand:

          (a) declare any Indebtedness due and payable at once;

          (b) take possession of any collateral pledged by Borrower or Guarantor, wherever located, and sell, resell, assign, transfer, and deliver all or any part of the collateral at any public or private sale or otherwise dispose of any or all of the collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith Bank may impose reasonable conditions upon any such sale. Further, Bank, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of the collateral to be sold, free from and discharged of all trusts, claims, rights of redemption and equities of Borrower or Guarantor whatsoever. Guarantor acknowledges and agrees that the sale of any collateral through any nationally recognized broker-dealer, investment banker, or any other method common in the securities industry shall be deemed a commercially reasonable sale under the Uniform Commercial Code or any other equivalent statute or federal law, and expressly waives notice thereof except as provided herein; and

          (c) set off against any or all liabilities of Guarantor all money owed by Bank or any of its agents or affiliates in any capacity to Guarantor, whether or not due, and also set off against all other liabilities of Guarantor to Bank all money owed by Bank in any capacity to Guarantor. If exercised by Bank, Bank shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

     20. Notices. All notices required under this Guaranty shall be personally delivered or sent by first class mail, postage prepaid, or by overnight courier, to the addresses on the signature page of this Guaranty, or sent by facsimile to the fax numbers listed on the signature page, or to such other addresses as Bank and Guarantor may specify from time to time in writing. Notices sent by (a) first class mail shall be deemed delivered on the earlier of actual receipt or on the fourth business day after deposit in the U.S. mail, postage prepaid, (b) overnight courier shall be deemed delivered on the next business day, and (c) telecopy shall be deemed delivered when transmitted.

     21. Successors and Assigns. This Guaranty (a) binds Guarantor and Guarantor's executors, administrators, successors, and assigns, provided that Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of Bank, and (b) inures to the benefit of Bank and Bank's indorsees, successors, and assigns. Bank may, without notice to Guarantor and without affecting Guarantor's obligations hereunder, sell, assign, grant participations in, or otherwise transfer to any other person, firm, or corporation the Indebtedness and this Guaranty, in whole or in part. Guarantor agrees that Bank may disclose to any assignee or purchaser, or any prospective assignee or purchaser, of all or part of the Indebtedness any and all information in Bank's possession concerning Guarantor, this Guaranty, and any security for this Guaranty.

     22. Amendments, Waivers, and Severability. No provision of this Guaranty may be amended or waived except in writing. No failure by Bank to exercise, and no delay in exercising, any of its rights, remedies, or powers shall operate as a waiver thereof, and no single or partial exercise of any such right, remedy, or power shall preclude any other or further exercise thereof or the exercise of any other right, remedy, or power. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision of this Guaranty.

     23. Costs and Expenses. Guarantor agrees to pay all reasonable attorneys' fees, including allocated costs of Bank's in-house counsel to the extent permitted by applicable law, and all other costs and expenses that may be incurred by Bank (a) in the enforcement of this Guaranty or (b) in the preservation, protection, or enforcement of any rights of Bank in any case commenced by or against Guarantor or Borrower under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute. 24. Governing Law and Jurisdiction. This Guaranty shall be governed by and construed and enforced in accordance with federal law and the law of the State of New Jersey. Jurisdiction and venue for any action or proceeding to enforce this Guaranty shall be the forum appropriate for such action or proceeding against Borrower, to which jurisdiction Guarantor irrevocably submits and to which venue Guarantor waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith. It is provided, however, that if Guarantor owns property in another state, notwithstanding that the forum for enforcement action is elsewhere, Bank may commence a collection proceeding in any state in which Guarantor owns property for the purpose of enforcing provisional remedies against such property. Service of process by Bank in connection with such action or proceeding shall be binding on Guarantor if sent to Guarantor by registered or certified mail at its address specified below. 25. Arbitration and Waiver of Jury Trial.

          (a) This paragraph concerns the resolution of any controversies or claims between the parties, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this agreement (including any renewals, extensions or modifications); or (ii) any document related to this agreement (collectively a "Claim"). For the purposes of this arbitration provision only, the term "parties" shall include any parent corporation, subsidiary or affiliate of the Bank involved in the servicing, management or administration of any obligation described or evidenced by this agreement.

          (b) At the request of any party to this agreement, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U. S. Code) (the "Act"). The Act will apply even though this agreement provides that it is governed by the law of a specified state.

          (c) Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of disputes of JAMS or any successor thereof ("JAMS"), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

          (d) The arbitration shall be administered by JAMS and conducted, unless otherwise required by law, in any U. S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the state specified in the governing law section of this agreement. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed, judgment entered and enforced.

          (e) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this agreement.

          (f) This paragraph does not limit the right of any party to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or non-judicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

          (g) The filing of a court action is not intended to constitute a waiver of the right of any party, including the suing party, thereafter to require submittal of the Claim to arbitration.

          (h) BY AGREEING TO BINDING ARBITRATION, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

                   26. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.



          Executed this 1st day of August, 2005.

                                                     /s/ Jeffrey Roth
                                                     -------------------------
                                                     Jeffrey Roth

Address for notices to Bank:
Business Credit Services-Documentation & Servicing
Premier Banking /Small Business Banking
West Seneca-Credit Services
Attn: Credit Services
Facsimile: 716 656-2517


Address for notices to Guarantor:
Jeffery Roth
27 Mohawk Road
Short Hills, New Jersey 07078
Facsimile:

BANK OF AMERICA

                                                  BORROWER: SWK Technologies

                                                  GUARANTOR: Lynn Berman


                      CONTINUING AND UNCONDITIONAL GUARANTY


To: Bank of America, N.A.

     1. The Guaranty. For valuable consideration, the undersigned ("Guarantor") hereby unconditionally guarantees and promises to pay promptly to Bank of America, N.A., its subsidiaries and affiliates (collectively, "Bank"), or order, in lawful money of the United States, any and all Indebtedness of SWK Technologies ("Borrower") to Bank when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter. The liability of Guarantor under this Guaranty is not limited as to the principal amount of the Indebtedness guaranteed and includes, without limitation, liability for all interest, fees, indemnities (including, without limitation, hazardous waste indemnities), and other costs and expenses relating to or arising out of the Indebtedness and for all swap, option, or forward obligations now or hereafter owing from Borrower to Bank. The liability of Guarantor is continuing and relates to any Indebtedness, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied. This Guaranty is cumulative and does not supersede any other outstanding guaranties, and the liability of Guarantor under this Guaranty is exclusive of Guarantor's liability under any other guaranties signed by Guarantor. If multiple individuals or entities sign this Guaranty, their obligations under this Guaranty shall be joint and several.

     2. Definitions.

          (a) "Borrower" shall mean the individual or the entity named in Paragraph 1 of this Guaranty and, if more than one, then any one or more of them.

          (b) "Guarantor" shall mean the individual or the entity signing this Guaranty and, if more than one, then any one or more of them.

          (c) "Indebtedness" shall mean any and all debts, liabilities, and obligations of Borrower to Bank, now or hereafter existing, whether voluntary or involuntary and however arising, whether direct or indirect or acquired by Bank by assignment, succession, or otherwise, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, held or to be held by Bank for its own account or as agent for another or others, whether Borrower may be liable individually or jointly with others, whether recovery upon such debts, liabilities, and obligations may be or hereafter become barred by any statute of limitations, and whether such debts, liabilities, and obligations may be or hereafter become otherwise unenforceable. Indebtedness includes, without limitation, any and all obligations of Borrower to Bank for reasonable attorneys' fees and all other costs and expenses incurred by Bank in the collection or enforcement of any debts, liabilities, and obligations of Borrower to Bank. Indebtedness also includes, without limitation, all obligations of Borrower arising under any interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, securities puts, calls, collars, options or forwards or any combination of, or option with respect to, these or similar transactions now or hereafter entered into between Borrower and Bank.

          (d) "Loan Documents" shall mean loan agreements between Borrower and Bank, promissory notes from Borrower in favor of Bank, and all other agreements, documents, and instruments evidencing any of the indebtedness, and deeds of trust, mortgages, security agreements, and other agreements, documents, and instruments executed by Borrower in connection with such loan agreements, promissory notes, and other agreements, documents, and instruments evidencing any of the Indebtedness, all as now in effect and as hereafter amended, restated, renewed, or superseded.

     3. Obligations Independent. The obligations hereunder are independent of the obligations of Borrower or any other guarantor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor be joined in any such action or actions. Anyone executing this Guaranty shall be bound by its terms without regard to execution by anyone else.

     4. RLghts of Bank. Guarantor authorizes Bank, without notice or demand and without affecting its liability hereunder, from time to time to:

          (a) renew, compromise, extend, accelerate, or otherwise change the time for payment, or otherwise change the terms, of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon, or otherwise change the terms of any Loan Documents;

          (b) receive and hold security for the payment of this Guaranty or any Indebtedness and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;

          (c) apply such security and direct the order or manner of sale thereof as Bank in its discretion may determine;

          (d) release or substitute any Guarantor or any one or more of any endorsers or other guarantors of any of the Indebtedness; and

          (e) permit the Indebtedness to exceed Guarantor's liability under this Guaranty, and Guarantor agrees that any amounts received by Bank from any source other than Guarantor shall be deemed to be applied first to any portion of the Indebtedness not guaranteed by Guarantor.

     5. Guaranty to be Absolute. Guarantor agrees that until the Indebtedness has been paid in full and any commitments of Bank or facilities provided by Bank with respect to the Indebtedness have been terminated, Guarantor shall not be released by or because of the taking, or failure to take, any action that might in any manner or to any extent vary the risks of Guarantor under this Guaranty or that, but for this paragraph, might discharge or otherwise reduce, limit, or modify Guarantor's obligations under this Guaranty. Guarantor waives and surrenders any defense to any liability under this Guaranty based upon any such action, including but not limited to any action of Bank described in the immediately preceding paragraph of this Guaranty. It is the express intent of Guarantor that Guarantor's obligations under this Guaranty are and shall be absolute and unconditional.

     6. Guarantor's Waivers of Certain Rights and Certain Defenses. Guarantor waives:

          (a) any right to require Bank to proceed against Borrower, proceed against or exhaust any security for the Indebtedness, or pursue any other remedy in Bank's power whatsoever;

          (b) any defense arising by reason of any disability or other defense of Borrower, or the cessation from any cause whatsoever of the liability of Borrower;

          (c) any defense based on any claim that Guarantor's obligations exceed or are more burdensome than those of Borrower; and

          (d) the benefit of any statute of limitations affecting Guarantor's liability hereunder.

No provision or waiver in this Guaranty shall be construed as limiting the generality of any other waiver contained in this Guaranty.

     7. Waiver of Subrogation. Until the Indebtedness has been paid in full and any commitments of Bank or facilities provided by Bank with respect to the Indebtedness have been terminated, even though the Indebtedness may be in excess of Guarantor's liability hereunder, Guarantor waives to the extent permitted by applicable law any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, arising from the existence or performance of this Guaranty, and Guarantor waives to the extent permitted by applicable law any right to enforce any remedy that Bank now has or may hereafter have against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Bank.

     8. Waiver of Notices. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of intent to accelerate, notices of acceleration, notices of any suit or any other action against Borrower or any other person, any other notices to any party liable on any Loan Document (including Guarantor), notices of acceptance of this Guaranty, notices of the existence, creation, or incurring of new or additional Indebtedness to which this Guaranty applies or any other Indebtedness of Borrower to Bank, and notices of any fact that might increase Guarantor's risk.

     9. Security. To secure all of Guarantor's obligations hereunder, Guarantor assigns and grants to Bank a security interest in all moneys, securities, and other property of Guarantor now or hereafter in the possession of Bank, all deposit accounts of Guarantor maintained with Bank, and all proceeds thereof. Upon default or breach of any of Guarantor's obligations to Bank, Bank may apply any deposit account to reduce the Indebtedness, and may foreclose any collateral as provided in the Uniform Commercial Code and in any security agreements between Bank and Guarantor.

     10. Subordination. Any obligations of Borrower to Guarantor, now or hereafter existing, including but not limited to any obligations to Guarantor as subrogee of Bank or resulting from Guarantor's performance under this Guaranty, are hereby subordinated to the Indebtedness. In addition to Guarantor's waiver of any right of subrogation as set forth in this Guaranty with respect to any obligations of Borrower to Guarantor as subrogee of Bank, Guarantor agrees that, if Bank so requests, Guarantor shall not demand, take, or receive from Borrower, by setoff or in any other manner, payment OF any other obligations OF Borrower to Guarantor until the Indebtedness has been paid in full and any commitments of Bank or facilities provided by Bank with respect to the Indebtedness have been terminated. If any payments are received by Guarantor in violation OF such waiver or agreement, such payments shall be received by Guarantor as trustee for Bank and shall be paid over to Bank on account of the Indebtedness, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Any security interest, lien, or other encumbrance that Guarantor may now or hereafter have on any property OF Borrower is hereby subordinated to any security interest, lien, or other encumbrance that Bank may have on any such property.

     11. Revocation OF Guaranty.

          (a) This Guaranty may be revoked at any time by Guarantor in respect to future transactions, unless there is a continuing consideration as to such transactions that Guarantor does not renounce. Such revocation shall be effective upon actual receipt by Bank, at the address shown below or at such other address as may have been provided to Guarantor by Bank, of written notice of revocation. Revocation shall not affect any OF Guarantor's obligations or Bank's rights with respect to transactions committed or entered into prior to Bank's receipt of such notice, regardless of whether or not the Indebtedness related to such transactions, before or after revocation, has been incurred, renewed, compromised, extended, accelerated, or otherwise changed as to any of its terms, including time for payment or increase or decrease of the rate of interest thereon, and regardless of any other act or omission of Bank authorized hereunder. Revocation by Guarantor shall not affect any obligations of any other guarantor.

          (b) In the event of the death of a Guarantor, the liability of the estate of the deceased Guarantor shall continue in full force and effect as to (i) the Indebtedness existing at the date of death, and any renewals or extensions thereof, and (ii) loans or advances made to or for the account of Borrower after the date of the death of the deceased Guarantor pursuant to a commitment made by Bank to Borrower prior to the date of such death. As to all surviving Guarantors, this Guaranty shall continue in full force and effect after the death of a Guarantor, not only as to the Indebtedness existing at that time, but also as to the Indebtedness thereafter incurred by Borrower to Bank.

          (c) Guarantor acknowledges and agrees that this Guaranty may be revoked only in accordance with the foregoing provisions of this paragraph and shall not be revoked simply as a result of any change in name, location, or composition or structure of Borrower, the dissolution of Borrower, or the termination, increase, decrease, or other change of any personnel or owners of Borrower.

     12. Reinstatement of Guaranty. If this Guaranty is revoked, returned, or canceled, and subsequently any payment or transfer of any interest in property by Borrower to Bank is rescinded or must be returned by Bank to Borrower, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior revocation, return, or cancellation.

     13. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower or otherwise, all such Indebtedness guaranteed by Guarantor shall nonetheless be payable by Guarantor immediately if requested by Bank.

     14. No Setoff or Deductions; Taxes.

          (a) Guarantor represents and warrants that it is organized and resident in the United States of America. All payments by Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes. If Guarantor must make a payment under this Guaranty, Guarantor represents and warrants that it will make the payment from one OF its U.S. resident offices to Bank so that no withholding tax is imposed on the payment. Notwithstanding the foregoing, IF Guarantor makes a payment under this Guaranty to which withholding tax applies or if any taxes (other than taxes on net income (i) imposed by the country or any subdivision of the country in which Bank's principal office or actual lending office is located and (ii) measured by the United States taxable income Bank would have received IF all payments under or in respect of this Guaranty were exempt from taxes levied by Guarantor's country) are at any time imposed on any payments under or in respect of this Guaranty including, but not limited to, payments made pursuant to this paragraph, Guarantor shall pay all such taxes to the relevant authority in accordance with applicable law such that Bank receives the sum it would have received had no such deduction or withholding been made (or, if Guarantor cannot legally comply with the foregoing, Guarantor shall pay to Bank such additional amounts as will result in Bank receiving the sum it would have received had no such deduction or withholding been made). Further, Guarantor shall also pay to Bank, on demand, all additional amounts that Bank specifies as necessary to preserve the after-tax yield Bank would have received if such taxes had not been imposed.

          (b) Guarantor shall promptly provide Bank with an original receipt or certified copy issued by the relevant authority evidencing the payment of any such amount required to be deducted or withheld.

     15. Information Relatinq to Borrower. Guarantor acknowledges and agrees that it shall have the sole responsibility for, and has adequate means of, obtaining from Borrower such information concerning Borrower's financial condition or business operations as Guarantor may require, and that Bank has no duty, and Guarantor is not relying on Bank, at any lime to disclose to Guarantor any information relating to the business operations or financial condition of Borrower.

     16. Borrower's Authorization. Where Borrower is a corporation, partnership, or limited liability company, it is not necessary for Bank to inquire into the powers of Borrower or of the officers, directors, partners, members, managers, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder, subject to any limitations on Guarantor's liability set forth herein.

     17. Information Relating to Guarantor. Guarantor authorizes Bank to verify or check any information given by Guarantor to Bank, check Guarantor's credit references, verify employment, and obtain credit reports. Guarantor acknowledges and agrees that the authorizations provided in this paragraph apply to any individual general partner of Guarantor and to Guarantor's spouse and any such general partner's spouse if Guarantor or such general partner is married and lives in a community property state.

     18. Change of Status. Any Guarantor that is a business entity shall not enter into any consolidation, merger, or other combination unless Guarantor is the surviving business entity. Further, Guarantor shall not change its legal structure unless (a) Guarantor obtains the prior written consent of Bank and (b) all Guarantor's obligations under this Guaranty are assumed by the new business entity.

     19. Remedies. If Guarantor fails to fulfill its duty to pay all Indebtedness guaranteed hereunder, Bank shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law. Without limiting the foregoing, Bank may, at its option and without notice or demand:

          (a) declare any Indebtedness due and payable at once;

          (b) take possession of any collateral pledged by Borrower or Guarantor, wherever located, and sell, resell, assign, transfer, and deliver all or any part of the collateral at any public or private sale or otherwise dispose of any or all of the collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith Bank may impose reasonable conditions upon any such sale. Further, Bank, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of the collateral to be sold, free from and discharged of all trusts, claims, rights of redemption and equities of Borrower or Guarantor whatsoever. Guarantor acknowledges and agrees that the sale of any collateral through any nationally recognized broker-dealer, investment banker, or any other method common in the securities industry shall be deemed a commercially reasonable sale under the Uniform Commercial Code or any other equivalent statute or federal law, and expressly waives notice thereof except as provided'herein; and

          (c) set off against any or all liabilities of Guarantor all money owed by Bank or any of its agents or affiliates in any capacity to Guarantor, whether or not due, and also set off against all other liabilities of Guarantor to Bank all money owed by Bank in any capacity to Guarantor. If exercised by Bank, Bank shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

     20. Notices. All notices required under this Guaranty shall be personally delivered or sent by first class mail, postage prepaid, or by overnight courier, to the addresses on the signature page of this Guaranty, or sent by facsimile to the fax numbers listed on the signature page, or to such other addresses as Bank and Guarantor may specify from time to time in writing. Notices sent by (a) first class mail shall be deemed delivered on the earlier of actual receipt or on the fourth business day after deposit in the U.S. mail, postage prepaid, (b) overnight courier shall be deemed delivered on the next business day, and (c) telecopy shall be deemed delivered when transmitted.

     21. Successors and Assigns. This Guaranty (a) binds Guarantor and Guarantor's executors, administrators, successors, and assigns, provided that Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of Bank, and (b) inures to the benefit of Bank and Bank's indorsees, successors, and assigns. Bank may, without notice to Guarantor and without affecting Guarantor's obligations hereunder, self, assign, grant participations in, or otherwise transfer to any other person, firm, or corporation the Indebtedness and this Guaranty, in whole or in part. Guarantor agrees that Bank may disclose to any assignee or purchaser, or any prospective assignee or purchaser, of all or part of the Indebtedness any and all information in Bank's possession concerning Guarantor, this Guaranty, and any security for this Guaranty.

     22. Amendments, Waivers, and Severability. No provision of this Guaranty may be amended or waived except in writing. No failure by Bank to exercise, and no delay in exercising, any of its rights, remedies, or powers shall operate as a waiver thereof, and no single or partial exercise of any such right, remedy, or power shall preclude any other or further exercise thereof or the exercise of any other right, remedy, or power. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision of this Guaranty.

     23. Costs and Expenses. Guarantor agrees to pay all reasonable attorneys' fees, including allocated costs of Bank's in-house counsel to the extent permitted by applicable law, and all other costs and expenses that may be incurred by Bank (a) in the enforcement of this Guaranty or (b) in the preservation, PROTECTION, OR enforcement OF ANY RIGHTS OF Bank IN ANY CASE commenced by OR AGAINST GUARANTOR OR Borrower under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute.

     24. Governing Law and Jurisdiction. This Guaranty shall be governed by and construed and enforced in accordance with federal law and the law of the State of New Jersey. Jurisdiction and venue for any action or proceeding to enforce this Guaranty shall be the forum appropriate for such action or proceeding against Borrower, to which jurisdiction Guarantor irrevocably submits and to which venue Guarantor waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith. It is provided, however, that if Guarantor owns property in another state, notwithstanding that the forum for enforcement action is elsewhere, Bank may commence a collection proceeding in any state in which Guarantor owns property for the purpose of enforcing provisional remedies against such property. Service of process by Bank in connection with such action or proceeding shall be binding on Guarantor if sent to Guarantor by registered or certified mail at its address specified below.

     25. Arbitration and Waiver of Jury Trial.

          (a) This paragraph concerns the resolution of any controversies or claims between the parties, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this agreement (including any renewals, extensions or modifications); or (ii) any document related to this agreement (collectively a "Claim"). For the purposes of this arbitration provision only, the term "parties" shall include any parent corporation, subsidiary or affiliate of the Bank involved in the servicing, management or administration of any obligation described or evidenced by this agreement.

          (b) At the request of any party to this agreement, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U. S. Code) (the "Act"). The Act will apply even though this agreement provides that it is governed by the law of a specified state.

          (c) Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of disputes of JAMS or any successor thereof ("JAMS"), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

          (d) The arbitration shall be administered by JAMS and conducted, unless otherwise required by law, in any U. S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the state specified in the governing law section of this agreement. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed, judgment entered and enforced.

          (e) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this agreement.

          (f) This paragraph does not limit the right of any party to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or non judicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

          (g) The filing of a court action is not intended to constitute a waiver of the right of any party, including the suing party, thereafter to require submittal of the Claim to arbitration.

          (h) BY AGREEING TO BINDING ARBITRATION, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

     26. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.


     Executed this 1st day of August, 2005.

                                                   /s/ Lynn K. Berman
                                                   ---------------------------
                                                   Lynn K. Berman

Address for notices to Bank:
Business Credit Services-Documentation & Servicing
Premier Banking/Small Business Banking
West Seneca-Credit Services
Attn: Credit Service
Facsimile: 716 656-2517


Address for notices to Guarantor:
Lynn Berman
4 Hillcrest Avenue
West Orange, New Jersey 07052
Facsimile:

BANK OF AMERICA

                                                  BORROWER: SWK Technologies

                                                  GUARANTOR: Gary Berman


                      CONTINUING AND UNCONDITIONAL GUARANTY


To: Bank of America, N.A.

     1. The Guaranty. For valuable consideration, the undersigned ("Guarantor") hereby unconditionally guarantees and promises to pay promptly to Bank of America, N.A., its subsidiaries and affiliates (collectively, "Bank"), or order, in lawful money of the United States, any and all Indebtedness of SWK Technologies ("Borrower") to Bank when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter. The liability of Guarantor under this Guaranty is not limited as to the principal amount of the Indebtedness guaranteed and includes, without limitation, liability for all interest, fees, indemnities (including, without limitation, hazardous waste indemnities), and other costs and expenses relating to or arising out of the Indebtedness and for all swap, option, or forward obligations now or hereafter owing from Borrower to Bank. The liability of Guarantor is continuing and relates to any Indebtedness, including that arising under successive transactions which shall either continue the Indebtedness or from time to time renew it after it has been satisfied. This Guaranty is cumulative and does not supersede any other outstanding guaranties, and the liability of Guarantor under this Guaranty is exclusive of Guarantor's liability under any other guaranties signed by Guarantor. if multiple individuals or entities sign this Guaranty, their obligations under this Guaranty shall be joint and several.

     2. Definitions.

          (a) "Borrower" shall mean the individual or the entity named in Paragraph 1 of this Guaranty and, if more than one, then any one or more of them.

          (b) "Guarantor" shall mean the individual or the entity signing this Guaranty and, if more than one, then any one or more of them.

          (c) "Indebtedness" shall mean any and all debts, liabilities, and obligations of Borrower to Bank, now or hereafter existing, whether voluntary or involuntary and however arising, whether direct or indirect or acquired by Bank by assignment, succession, or otherwise, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, held or to be held by Bank for its own account or as agent for another or others, whether Borrower may be liable individually or jointly with others, whether recovery upon such debts, liabilities, and obligations may be or hereafter become barred by any statute of limitations, and whether such debts, liabilities, and obligations may be or hereafter become otherwise unenforceable. Indebtedness includes, without limitation, any and all obligations of Borrower to Bank for reasonable attorneys' fees and all other costs and expenses incurred by Bank in the collection or enforcement of any debts, liabilities, and obligations of Borrower to Bank. Indebtedness also includes, without limitation, all obligations of Borrower arising under any interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, securities puts, calls, collars, options or forwards or any combination of, or option with respect to, these or similar transactions now or hereafter entered into between Borrower and Bank.

          (d) "Loan Documents" shall mean loan agreements between Borrower and Bank, promissory notes from Borrower in favor of Bank, and all other agreements, documents, and instruments evidencing any of the Indebtedness, and deeds of trust, mortgages, security agreements, and other agreements, documents, and instruments executed by Borrower in connection with such loan agreements, promissory notes, and other agreements, documents, and instruments evidencing any of the Indebtedness, all as now in effect and as hereafter amended, restated, renewed, or superseded.

     3. Obligations Independent. The obligations hereunder are independent of the obligations of Borrower or any other guarantor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor be joined in any such action or actions. Anyone executing this Guaranty shall be bound by its terms without regard to execution by anyone else.

     4. Rights of Bank. Guarantor authorizes Bank, without notice or demand and without affecting its liability hereunder, from time to time to:

          (a) renew, compromise, extend, accelerate, or otherwise change the time for payment, or otherwise change the terms, of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon, or otherwise change the terms of any Loan Documents;

          (b) receive and hold security for the payment of this Guaranty or any Indebtedness and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;

          (c) apply such security and direct the order or manner of sale thereof as Bank in its discretion may determine;

          (d) release or substitute any Guarantor or any one or more of any endorsers or other guarantors of any of the Indebtedness; and

          (e) permit the Indebtedness to exceed Guarantor's liability under this Guaranty, and Guarantor agrees that any amounts received by Bank from any source other than Guarantor shall be deemed to be applied first to any portion of the Indebtedness not guaranteed by Guarantor.

     5. Guaranty to be Absolute. Guarantor agrees that until the Indebtedness has been paid in full and any commitments of Bank or facilities provided by Bank with respect to the Indebtedness have been terminated, Guarantor shall not be released by or because of the taking, or failure to take, any action that might in any manner or to any extent vary the risks of Guarantor under this Guaranty or that, but for this paragraph, might discharge or otherwise reduce, limit, or modify Guarantor's obligations under this Guaranty. Guarantor waives and surrenders any defense to any liability under this Guaranty based upon any such action, including but not limited to any action of Bank described in the immediately preceding paragraph of this Guaranty. It is the express intent of Guarantor that Guarantor's obligations under this Guaranty are and shall be absolute and unconditional.

     6. Guarantor's Waivers of Certain Rights and Certain Defenses. Guarantor waives:

          (a) any right to require Bank to proceed against Borrower, proceed against or exhaust any security for the Indebtedness, or pursue any other remedy in Bank's power whatsoever;

          (b) any defense arising by reason of any disability or other defense of Borrower, or the cessation from any cause whatsoever of the liability of Borrower;

          (c) any defense based on any claim that Guarantor's obligations exceed or are more burdensome than those of Borrower; and

          (d) the benefit of any statute of limitations affecting Guarantor's liability hereunder.

No provision or waiver in this Guaranty shall be construed as limiting the generality of any other waiver contained in this Guaranty.

     7. Waiver of Subrogation. Until the Indebtedness has been paid in full and any commitments of Bank or facilities provided by Bank with respect to the Indebtedness have been terminated, even though the Indebtedness may be in excess of Guarantor's liability hereunder, Guarantor waives to the extent permitted by applicable law any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, arising from the existence or performance of this Guaranty, and Guarantor waives to the extent permitted by applicable law any right to enforce any remedy that Bank now has or may hereafter have against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Bank.

     8. Waiver of Notices. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of intent to accelerate, notices of acceleration, notices of any suit or any other action against Borrower or any other person, any other notices to any party liable on any Loan Document (including Guarantor), notices of acceptance of this Guaranty, notices of the existence, creation, or incurring of new or additional Indebtedness to which this Guaranty applies or any other Indebtedness of Borrower to Bank, and notices of any fact that might increase Guarantor's risk.

     9. Security. To secure all of Guarantor's obligations hereunder, Guarantor assigns and grants to Bank a security interest in all moneys, securities, and other property of Guarantor now or hereafter in the possession of Bank, all deposit accounts of Guarantor maintained with Bank, and all proceeds thereof. Upon default or breach of any of Guarantor's obligations to Bank, Bank may apply any deposit account to reduce the indebtedness, and may foreclose any collateral as provided in the Uniform Commercial Code and in any security agreements between Bank and Guarantor.

     10. Subordination. Any obligations of Borrower to Guarantor, now or hereafter existing, including but not limited to any obligations to Guarantor as subrogee of Bank or resulting from Guarantor's performance under this Guaranty, are hereby subordinated to the Indebtedness. In addition to Guarantor's waiver of any right of subrogation as set forth in this Guaranty with respect to any obligations of Borrower to Guarantor as subrogee of Bank, Guarantor agrees that, if Bank so requests, Guarantor shall not demand, take, or receive from Borrower, by setoff or in any other manner, payment of any other obligations of Borrower to Guarantor until the Indebtedness has been paid in full and any commitments of Bank or facilities provided by Bank with respect to the Indebtedness have been terminated. If any payments are received by Guarantor in violation of such waiver or agreement, such payments shall be received by Guarantor as trustee for Bank and shall be paid over to Bank on account of the Indebtedness, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Any security interest, lien, or other encumbrance that Guarantor may now or hereafter have on any property of Borrower is hereby subordinated to any security interest, lien, or other encumbrance that Bank may have on any such property.

     11. Revocation of Guaranty.

          (a) This Guaranty may be revoked at any time by Guarantor in respect to future transactions, unless there is a continuing consideration as to such transactions that Guarantor does not renounce. Such revocation shall be effective upon actual receipt by Bank, at the address shown below or at such other address as may have been provided to Guarantor by Bank, of written notice of revocation. Revocation shall not affect any of Guarantor's obligations or Bank's rights with respect to transactions committed or entered into prior to Bank's receipt of such notice, regardless of whether or not the Indebtedness related to such transactions, before or after revocation, has been incurred, renewed, compromised, extended, accelerated, or otherwise changed as to any of its terms, including time for payment or increase or decrease of the rate of interest thereon, and regardless of any other act or omission of Bank authorized hereunder. Revocation by Guarantor shall not affect any obligations of any other guarantor.

          (b) in the event of the death of a Guarantor, the liability of the estate of the deceased Guarantor shall continue in full force and effect as to (i) the Indebtedness existing at the date of death, and any renewals or extensions thereof, and (ii) loans or advances made to or for the account of Borrower after the date of the death of the deceased Guarantor pursuant to a commitment made by Bank to Borrower prior to the date of such death. As to all surviving Guarantors, this Guaranty shall continue in full force and effect after the death of a Guarantor, not only as to the Indebtedness existing at that time, but also as to the Indebtedness thereafter incurred by Borrower to Bank.

          (c) Guarantor acknowledges and agrees that this Guaranty may be revoked only in accordance with the foregoing provisions of this paragraph and shall not be revoked simply as a result of any change in name, location, or composition or structure of Borrower, the dissolution of Borrower, or the termination, increase, decrease, or other change of any personnel or owners of Borrower.

     12. Reinstatement of Guaranty. If this Guaranty is revoked, returned, or canceled, and subsequently any payment or transfer of any interest in property by Borrower to Bank is rescinded or must be returned by Bank to Borrower, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior revocation, return, or cancellation.

     13. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower or otherwise, all such indebtedness guaranteed by Guarantor shall nonetheless be payable by Guarantor immediately if requested by Bank.

     14. No Setoff or Deductions; Taxes.

          (a) Guarantor represents and warrants that it is organized and resident in the United States of America. All payments by Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes. If Guarantor must make a payment under this Guaranty, Guarantor represents and warrants that it will make the payment from one of its U.S. resident offices to Bank so that no withholding tax is imposed on the payment. Notwithstanding the foregoing, if Guarantor makes a payment under this Guaranty to which withholding tax applies or if any taxes (other than taxes on net income (i) imposed by the country or any subdivision of the country in which Bank's principal office or actual lending office is located and (ii) measured by the United States taxable income Bank would have received if ail payments under or in respect of this Guaranty were exempt from taxes levied by Guarantor's country) are at any time imposed on any payments under or in respect of this Guaranty including, but not limited to, payments made pursuant to this paragraph, Guarantor shall pay all such taxes to the relevant authority in accordance with applicable law such that Bank receives the sum it would have received had no such deduction or withholding been made (or, if Guarantor cannot legally comply with the foregoing, Guarantor shall pay to Bank such additional amounts as will result in Bank receiving the sum it would have received had no such deduction or withholding been made). Further, Guarantor shall also pay to Bank, on demand, all additional amounts that Bank specifies as necessary to preserve the after-tax yield Bank would have received if such taxes had not been imposed.

          (b) Guarantor shall promptly provide Bank with an original receipt or certified copy issued by the relevant authority evidencing the payment of any such amount required to be deducted or withheld.

     15. Information Relating to Borrower. Guarantor acknowledges and agrees that it shall have the sole responsibility for, and has adequate means of, obtaining from Borrower such information concerning Borrower's financial condition or business operations as Guarantor may require, and that Bank has no duty, and Guarantor is not relying on Bank, at any time to disclose to Guarantor any information relating to the business operations or financial condition of Borrower.

     16. Borrower's Authorization. Where Borrower is a corporation, partnership, or limited liability company, it is not necessary for Bank to inquire into the powers of Borrower or of the officers, directors, partners, members, managers, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder, subject to any limitations on Guarantor's liability set forth herein.

     17. Information Relatinct to Guarantor. Guarantor authorizes Bank to verify or check any information given by Guarantor to Bank, check Guarantor's credit references, verify employment, and obtain credit reports. Guarantor acknowledges and agrees that the authorizations provided in this paragraph apply to any individual general partner of Guarantor and to Guarantor's spouse and any such general partner's spouse if Guarantor or such general partner is married and lives in a community property state.

     18. Change of Status. Any Guarantor that is a business entity shall not enter into any consolidation, merger, or other combination unless Guarantor is the surviving business entity. Further, Guarantor shall not change its legal structure unless (a) Guarantor obtains the prior written consent of Bank and (b) all Guarantor's obligations under this Guaranty are assumed by the new business entity.

     19. Remedies. If Guarantor fails to fulfill its duty to pay all Indebtedness guaranteed hereunder, Bank shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law. Without limiting the foregoing, Bank may, at its option and without notice or demand:

          (a) declare any Indebtedness due and payable at once;

          (b) take possession of any collateral pledged by Borrower or Guarantor, wherever located, and sell, resell, assign, transfer, and deliver all or any part of the collateral at any public or private sale or otherwise dispose of any or all of the collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith Bank may impose reasonable conditions upon any such sale. Further, Bank, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of the collateral to be sold, free from and discharged of all trusts, claims, rights of redemption and equities of Borrower or Guarantor whatsoever. Guarantor acknowledges and agrees that the sale of any collateral through any nationally recognized broker-dealer, investment banker, or any other method common in the securities industry shall be deemed a commercially reasonable sale under the Uniform Commercial Code or any other equivalent statute or federal law, and expressly waives notice thereof except as provided herein; and

          (c) set off against any or all liabilities of Guarantor all money owed by Bank or any of its agents or affiliates in any capacity to Guarantor, whether or not due, and also set off against all other liabilities of Guarantor to Bank all money owed by Bank in any capacity to Guarantor. If exercised by Bank, Bank shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

     20. Notices. All notices required under this Guaranty shall be personally delivered or sent by first class mail, postage prepaid, or by overnight courier, to the addresses on the signature page of this Guaranty, or sent by facsimile to the fax numbers listed on the signature page, or to such other addresses as Bank and Guarantor may specify from time to time in writing. Notices sent by (a) first class mail shall be deemed delivered on the earlier of actual receipt or on the fourth business day after deposit in the U.S. mail, postage prepaid, (b) overnight courier shall be deemed delivered on the next business day, and (c) telecopy shall be deemed delivered when transmitted.

     21. Successors and Assigns. This Guaranty (a) binds Guarantor and Guarantor's executors, administrators, successors, and assigns, provided that Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of Bank, and (b) inures to the benefit of Bank and Bank's indorsees, successors, and assigns. Bank may, without notice to Guarantor and without affecting Guarantor's obligations hereunder, sell, assign, grant participations in, or otherwise transfer to any other person, firm, or corporation the Indebtedness and this Guaranty, in whole or in part. Guarantor agrees that Bank may disclose to any assignee or purchaser, or any prospective assignee or purchaser, of all or part of the Indebtedness any and all information in Bank's possession concerning Guarantor, this Guaranty, and any security for this Guaranty.

     22. Amendments, Waivers, and Severability. No provision of this Guaranty may be amended or waived except in writing. No failure by Bank to exercise, and no delay in exercising, any of its rights, remedies, or powers shall operate as a waiver thereof, and no single or partial exercise of any such right, remedy, or power shall preclude any other or further exercise thereof or the exercise of any other right, remedy, or power. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision of this Guaranty.

     23. Costs and Expenses. Guarantor agrees to pay all reasonable attorneys' fees, including allocated costs of Bank's in-house counsel to the extent permitted by applicable law, and all other costs and expenses that may be incurred by Bank (a) in the enforcement of this Guaranty or (b) in the preservation, protection, or enforcement of any rights of Bank in any case commenced by or against Guarantor or Borrower under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute.

     24. Governinq Law and Jurisdiction. This Guaranty shall be governed by and construed and enforced in accordance with federal law and the law of the State of New Jersey. Jurisdiction and venue for any action or proceeding to enforce this Guaranty shall be the forum appropriate for such action or proceeding against Borrower, to which jurisdiction Guarantor irrevocably submits and to which venue Guarantor waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith. It is provided, however, that if Guarantor owns property in another state, notwithstanding that the forum for enforcement action is elsewhere, Bank may commence a collection proceeding in any state in which Guarantor owns property for the purpose of enforcing provisional remedies against such property. Service of process by Bank in connection with such action or proceeding shall be binding on Guarantor if sent to Guarantor by registered or certified mail at its address specified below.

     25. Arbitration and Waiver of Jury Trial.

          (a) This paragraph concerns the resolution of any controversies or claims between the parties, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this agreement (including any renewals, extensions or modifications); or (ii) any document related to this agreement (collectively a "Claim"). For the purposes of this arbitration provision only, the term "parties" shall include any parent corporation, subsidiary or affiliate of the Bank involved in the servicing, management or administration of any obligation described or evidenced by this agreement.

          (b) At the request of any party to this agreement, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U. S. Code) (the "Act"). The Act will apply even though this agreement provides that it is governed by the law of a specified state.

          (c) Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of disputes of JAMS or any successor thereof ("JAMS"), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

          (d) The arbitration shall be administered by JAMS and conducted, unless otherwise required by law, in any U. S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the state specified in the governing law section of this agreement. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed, judgment entered and enforced.

          (e) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this agreement.

          (f) This paragraph does not limit the right of any party to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or non-judicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

          (g) The filing of a court action is not intended to constitute a waiver of the right of any party, including the suing party, thereafter to require submittal of the Claim to arbitration.

          (h) BY AGREEING TO BINDING ARBITRATION, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

     26. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.


     Executed this 1st day of August, 2005.


                                                  /s/ Gary Berman
                                                  --------------------
                                                  Gary Berman

Address for notices to Bank:
Business Credit Services-Documentation & Servicing
Premier Banking/Small Business Banking
West Seneca-Credit Service
Attn: Credit Service
Facsimile: 716 656-2517


Address for notices to Guarantor:
Gary Berman
4 Hillcrest Avenue
West Orange, New Jersey 07052
Facsimile:

BANK OF AMERICA


                                                  BORROWER: SWK Technologies

                                                  GUARANTOR: Trey Resource Inc


                      CONTINUING AND UNCONDITIONAL GUARANTY


To: Bank of America, N.A.

     1. The Guaranty. For valuable consideration, the undersigned ("Guarantor") hereby unconditionally guarantees and promises to pay promptly to Bank of America, N.A., its subsidiaries and affiliates (collectively, "Bank"), or order, in lawful money of the United States, any and all Indebtedness of SWK Technologies ("Borrower") to Bank when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter. The liability of Guarantor under this Guaranty is not limited as to the principal amount of the Indebtedness guaranteed and includes, without limitation, liability for all interest, fees, indemnities (including, without limitation, hazardous waste indemnities), and other costs and expenses relating to or arising out of the Indebtedness and for all swap, option, or forward obligations now or hereafter owing from Borrower to Bank. The liability of Guarantor is continuing and relates to any Indebtedness, including that arising under successive transactions which shall either continue the Indebtedness or from time to time renew it after it has been satisfied. This Guaranty is cumulative and does not supersede any other outstanding guaranties, and the liability of_Guarantor under this. Guaranty is exclusive of Guarantor's liability under any other guaranties signed by Guarantor. If multiple individuals or entities sign this Guaranty, their obligations under this Guaranty shall be joint and several. Guarantor's liability hereunder shall not exceed at any one time the largest amount during the period commencing with Guarantor's execution of this Guaranty and thereafter that would not render Guarantor's obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any applicable state law.

     2. Definitions.

          (a) "Borrower" shall mean the individual or the entity named in Paragraph 1 of this Guaranty and, if more than one, then any one or more of them.

          (b) "Guarantor" shall mean the individual or the entity signing this Guaranty and, if more than one, then any one or more of them.

          (c) "Indebtedness" shall mean any and all debts, liabilities, and obligations of Borrower to Bank, now or hereafter existing, whether voluntary or involuntary and however arising, whether direct or indirect or acquired by Bank by assignment, succession, or otherwise, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, held or to be held by Bank for its own account or as agent for another or others, whether Borrower may be liable individually or jointly with others, whether recovery upon such debts, liabilities, and obligations may be or hereafter become barred by any statute of limitations, and whether such debts, liabilities, and obligations may be or hereafter become otherwise unenforceable. Indebtedness includes, without limitation, any and all obligations of Borrower to Bank for reasonable attorneys' fees and all other costs and expenses incurred by Bank in the collection or enforcement of any debts, liabilities, and obligations of Borrower to Bank. Indebtedness also includes, without limitation, all obligations of Borrower arising under any interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, securities puts, calls, collars, options or forwards or any combination of, or option with respect to, these or similar transactions now or hereafter entered into between Borrower and Bank.

          (d) "Loan Documents" shall mean loan agreements between Borrower and Bank, promissory notes from Borrower in favor of Bank, and ail other agreements, documents, and instruments evidencing any of the Indebtedness, and deeds of trust, mortgages, security agreements, and other agreements, documents, and instruments executed by Borrower in connection with such loan agreements, promissory notes, and other agreements, documents, and instruments evidencing any of the Indebtedness, all as now in effect and as hereafter amended, restated, renewed, or superseded.

     3. Obliqations Independent. The obligations hereunder are independent of the obligations of Borrower or any other guarantor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor be joined in any such action or actions. Anyone executing this Guaranty shall be bound by its terms without regard to execution by anyone else.

     4. Riqhts of Bank. Guarantor authorizes Bank, without notice or demand and without affecting its liability hereunder, from time to time to:

          (a) renew, compromise, extend, accelerate, or otherwise change the time for payment, or otherwise change the terms, of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon, or otherwise change the terms of any Loan Documents;

          (b) receive and hold security for the payment of this Guaranty or any Indebtedness and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;

          (c) apply such security and direct the order or manner of sale thereof as Bank in its discretion may determine;

          (d) release or substitute any Guarantor or any one or more of any endorsers or other guarantors of any of the Indebtedness; and

          (e) permit the Indebtedness to exceed Guarantor's liability under this Guaranty, and Guarantor agrees that any amounts received by Bank from any source other than Guarantor shall be deemed to be applied first to any portion of the Indebtedness not guaranteed by Guarantor.

     5. Guaranty to be Absolute. Guarantor agrees that until the Indebtedness has been paid in full and any commitments of Bank or facilities provided by Bank with respect to the Indebtedness have been terminated, Guarantor shall not be released by or because of the taking, or failure to take, any action that might in any manner or to any extent vary the risks of Guarantor under this Guaranty or that, but for this paragraph, might discharge or otherwise reduce, limit, or modify Guarantor's obligations under this Guaranty. Guarantor waives and surrenders any defense to any liability under this Guaranty based upon any such action, including but not limited to any action of Bank described in the immediately preceding paragraph of this Guaranty. It is the express intent of Guarantor that Guarantor's obligations under this Guaranty are and shall be absolute and unconditional.

     6. Guarantor's Waivers of Certain Rights and Certain Defenses. Guarantor waives:

          (a) any right to require Bank to proceed against Borrower, proceed against or exhaust any security for the Indebtedness, or pursue any other remedy in Bank's power whatsoever;

          (b) any defense arising by reason of any disability or other defense of Borrower, or the cessation from any cause whatsoever of the liability of Borrower;

          (c) any defense based on any claim that Guarantor's obligations exceed or are more burdensome than those of Borrower; and (d) the benefit of any statute of limitations affecting Guarantor's liability hereunder.

No provision or waiver in this Guaranty shall be construed as limiting the generality of any other waiver contained in this Guaranty.

     7. Waiver of Subrogation. Until the Indebtedness has been paid in full and any commitments of Bank or facilities provided by Bank with respect to the Indebtedness have been terminated, even though the Indebtedness may be in excess of Guarantor's liability hereunder, Guarantor waives to the extent permitted by applicable law any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, arising from the existence or performance of this Guaranty, and Guarantor waives to the extent permitted by applicable law any right to enforce any remedy that Bank now has or may hereafter have against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Bank.

     8. Waiver of Notices. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of intent to accelerate, notices of acceleration, notices of any suit or any other action against Borrower or any other person, any other notices to any party liable on any Loan Document (including Guarantor), notices of acceptance of this Guaranty, notices of the existence, creation, or incurring of new or additional Indebtedness to which this Guaranty applies or any other Indebtedness of Borrower to Bank, and notices of any fact that might increase Guarantor's risk.

     9. Security. To secure all of Guarantor's obligations hereunder, Guarantor assigns and grants to Bank a security interest in all moneys, securities, and other property of Guarantor now or hereafter in the possession of Bank, all deposit accounts of Guarantor maintained with Bank, and all proceeds thereof. Upon default or breach of any of Guarantor's obligations to Bank, Bank may apply any deposit account to reduce the Indebtedness, and may foreclose any collateral as provided in the Uniform Commercial Code and in any security agreements between Bank and Guarantor.

     10. Subordination. Any obligations of Borrower to Guarantor, now or hereafter existing, including but not limited to any obligations to Guarantor as subrogee of Bank or resulting from Guarantor's performance under this Guaranty, are hereby subordinated to the Indebtedness. In addition to Guarantor's waiver of any right of subrogation as set forth in this Guaranty with respect to any obligations of Borrower to Guarantor as subrogee of Bank, Guarantor agrees that, if Bank so requests, Guarantor shall not demand, take, or receive from Borrower, by setoff or in any other manner, payment of any other obligations of Borrower to Guarantor until the Indebtedness has been paid in full and any commitments of Bank or facilities provided by Bank with respect to the Indebtedness have been terminated. If any payments are received by Guarantor in violation of such waiver or agreement, such payments shall be received by Guarantor as trustee for Bank and shall be paid over to Bank on account of the Indebtedness, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Any security interest, lien, or other encumbrance that Guarantor may now or hereafter have on any property of Borrower is hereby subordinated to any security interest, lien, or other encumbrance that Bank may have on any such property.

     11. Revocation of Guaranty.

          (a) This Guaranty may be revoked at any time by Guarantor in respect to future transactions, unless there is a continuing consideration as to such transactions that Guarantor does not renounce. Such revocation shall be effective upon actual receipt by Bank, at the address shown below or at such other address as may have been provided to Guarantor by Bank, of written notice of revocation. Revocation shall not affect any of Guarantor's obligations or Bank's rights with respect to transactions committed or entered into prior to Bank's receipt of such notice, regardless of whether or not the Indebtedness related to such transactions, before or after revocation, has been incurred, renewed, compromised, extended, accelerated, or otherwise changed as to any of its terms, including time for payment or increase or decrease of the rate of interest thereon, and regardless of any other act or omission of Bank authorized hereunder. Revocation by Guarantor shall not affect any obligations of any other guarantor.

          (b) In the event of the death of a Guarantor, the liability of the estate of the deceased Guarantor shall continue in full force and effect as to (i) the indebtedness existing at the date of death, and any renewals or extensions thereof, and (ii) loans or advances made to or for the account of Borrower after the date of the death of the deceased Guarantor pursuant to a commitment made by Bank to Borrower prior to the date of such death. As to all surviving Guarantors, this Guaranty shall continue in full force and effect after the death of a Guarantor, not only as to the Indebtedness existing at that time, but also as to the Indebtedness thereafter incurred by Borrower to Bank.

          (c) Guarantor acknowledges and agrees that this Guaranty may be revoked only in accordance with the foregoing provisions of this paragraph and shall not be revoked simply as a result of any change in name, location, or composition or structure of Borrower, the dissolution of Borrower, or the termination, increase, decrease, or other change of any personnel or owners of Borrower.

     12. Reinstatement of Guaranty. If this Guaranty is revoked, returned, or canceled, and subsequently any payment or transfer of any interest in property by Borrower to Bank is rescinded or must be returned by Bank to Borrower, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior revocation, return, or cancellation.

     13. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower or otherwise, all such Indebtedness guaranteed by Guarantor shall nonetheless be payable by Guarantor immediately if requested by Bank.

     14. No Setoff or Deductions; Taxes.

          (a) Guarantor represents and warrants that it is organized and resident in the United States of America. All payments by Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes. If Guarantor must make a payment under this Guaranty, Guarantor represents and warrants that it will make the payment from one of its U.S. resident offices to Bank so that no withholding tax is imposed on the payment. Notwithstanding the foregoing, if Guarantor makes a payment under this Guaranty to which withholding tax applies or if any taxes (other than taxes on net income (i) imposed by the country or any subdivision of the country in which Bank's principal office or actual lending office is located and (ii) measured by the United States taxable income Bank would have received if all payments under or in respect of this Guaranty were exempt from taxes levied by Guarantor's country) are at any time imposed on any payments under or in respect of this Guaranty including, but not limited to, payments made pursuant to this paragraph, Guarantor shall pay all such taxes to the relevant authority in accordance with applicable law such that Bank receives the sum it would have received had no such deduction or withholding been made (or, if Guarantor cannot legally comply with the foregoing, Guarantor shall pay to Bank such additional amounts as will result in Bank receiving the sum it would have received had no such deduction or withholding been made). Further, Guarantor shall also pay to Bank, on demand, all additional amounts that Bank specifies as necessary to preserve the after-tax yield Bank would have received if such taxes had not been imposed.

          (b) Guarantor shall promptly provide Bank with an original receipt or certified copy issued by the relevant authority evidencing the payment of any such amount required to be deducted or withheld.

     15. information Relatinq to Borrower. Guarantor acknowledges and agrees that it shall have the sole responsibility for, and has adequate means of, obtaining from Borrower such information concerning Borrower's financial condition or business operations as Guarantor may require, and that Bank has no duty, and Guarantor is not relying on Bank, at any time to disclose to Guarantor any information relating to the business operations or financial condition of Borrower.

     16. Borrower's Authorization. Where Borrower is a corporation, partnership, or limited liability company, it is not necessary for Bank to inquire into the powers of Borrower or of the officers, directors, partners, members, managers, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder, subject to any limitations on Guarantor's liability set forth herein.

     17. Information Relating to Guarantor. Guarantor authorizes Bank to verify or check any information given by Guarantor to Bank, check Guarantor's credit references, verify employment, and obtain credit reports. Guarantor acknowledges and agrees that the authorizations provided in this paragraph apply to any individual general partner of Guarantor and to Guarantor's spouse and any such general partner's spouse if Guarantor or such general partner is married and lives in a community property state.

     18. Chanqe of Status. Any Guarantor that is a business entity shaft not enter into any consolidation, merger, or other combination unless Guarantor is the surviving business entity. Further, Guarantor shall not change its legal structure unless (a) Guarantor obtains the prior written consent of Bank and (b) all Guarantor's obligations under this Guaranty are assumed by the new business entity.

     19. Remedies. if Guarantor fails to fulfill its duty to pay all Indebtedness guaranteed hereunder, Bank shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law. Without limiting the foregoing, Bank may, at its option and without notice or demand:

          (a) declare any Indebtedness due and payable at once;

          (b) take possession of any collateral pledged by Borrower or Guarantor, wherever located, and sell, resell, assign, transfer, and deliver all or any part of the collateral at any public or private sale or otherwise dispose of any or all of the collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith Bank may impose reasonable conditions upon any such sale. Further, Bank, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of the collateral to be sold, free from and discharged of all trusts, claims, rights of redemption and equities of Borrower or Guarantor whatsoever. Guarantor acknowledges and agrees that the sale of any collateral through any nationally recognized broker-dealer, investment banker, or any other method common in the securities industry shall be deemed a commercially reasonable sale under the Uniform Commercial Code or any other equivalent statute or federal law, and expressly waives notice thereof except as provided herein; and

          (c) set off against any or all liabilities of Guarantor all money owed by Bank or any of its agents or affiliates in any capacity to Guarantor, whether or not due, and also set off against all other liabilities of Guarantor to Bank all money owed by Bank in any capacity to Guarantor. If exercised by Bank, Bank shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

     20. Notices. All notices required under this Guaranty shall be personally delivered or sent by first class mail, postage prepaid, or by overnight courier, to the addresses on the signature page of this Guaranty, or sent by facsimile to the fax numbers listed on the signature page, or to such other addresses as Bank and Guarantor may specify from time to time in writing. Notices sent by (a) first class mail shall be deemed delivered on the earlier of actual receipt or on the fourth business day after deposit in the U.S. mail, postage prepaid, (b) overnight courier shall be deemed delivered on the next business day, and (c) telecopy shall be deemed delivered when transmitted.

     21. Successors and Assiqns. This Guaranty (a) binds Guarantor and Guarantor's executors, administrators, successors, and assigns, provided that Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of Bank, and (b) inures to the benefit of Bank and Bank's indorsees, successors, and assigns. Bank may, without notice to Guarantor and without affecting Guarantor's obligations hereunder, sell, assign, grant participations in, or otherwise transfer to any other person, firm, or corporation the Indebtedness and this Guaranty, in whole or in part. Guarantor agrees that Bank may disclose to any assignee or purchaser, or any prospective assignee or purchaser, of all or part of the Indebtedness any and all information in Bank's possession concerning Guarantor, this Guaranty, and any security for this Guaranty.

     22. Amendments, Waivers, and Severability. No provision of this Guaranty may be amended or waived except in writing. No failure by Bank to exercise, and no delay in exercising, any of its rights, remedies, or powers shall operate as a waiver thereof, and no single or partial exercise of any such right, remedy, or power shall preclude any other or further exercise thereof or the exercise of any other right, remedy, or power. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision of this Guaranty.

     23. Costs and Expenses. Guarantor agrees to pay all reasonable attorneys' fees, including allocated costs of Bank's in-house counsel to the extent permitted by applicable law, and all other costs and expenses that may be incurred by Bank (a) in the enforcement of this Guaranty or (b) in the preservation, protection, or enforcement of any rights of Bank in any case commenced by or against Guarantor or Borrower under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute.

     24. Governing Law and Jurisdiction. This Guaranty shall be governed by and construed and enforced in accordance with federal law and the law of the State of New Jersey. Jurisdiction and venue for any action or proceeding to enforce this Guaranty shall be the forum appropriate for such action or proceeding against Borrower, to which jurisdiction Guarantor irrevocably submits and to which venue Guarantor waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith. It is provided, however, that if Guarantor owns property in another state, notwithstanding that the forum for enforcement action is elsewhere, Bank may commence a collection proceeding in any state in which Guarantor owns property for the purpose of enforcing provisional remedies against such property. Service of process by Bank in connection with such action or proceeding shall be binding on Guarantor if sent to Guarantor by registered or certified mail at its address specified below.

     25. Arbitration and Waiver of Jury Trial.

          (a) This paragraph concerns the resolution of any controversies or claims between the parties, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this agreement (including any renewals, extensions or modifications); or (ii) any document related to this agreement (collectively a "Claim"). For the purposes of this arbitration provision only, the term "parties" shall include any parent corporation, subsidiary or affiliate of the Bank involved in the servicing, management or administration of any obligation described or evidenced by this agreement.

          (b) At the request of any party to this agreement, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U. S. Code) (the "Act"). The Act will apply even though this agreement provides that it is governed by the law of a specified state.

          (c) Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of disputes of JAMS or any successor thereof ("JAMS"), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

          (d) The arbitration shall be administered by JAMS and conducted, unless otherwise required by law, in any U. S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the state specified in the governing law section of this agreement. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed, judgment entered and enforced.

          (e) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this agreement.

          (f) This paragraph does not limit the right of any party to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or non-judicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

          (g) The filing of a court action is not intended to constitute a waiver of the right of any party, including the suing party, thereafter to require submittal of the Claim to arbitration.

          (h) BY AGREEING TO BINDING ARBITRATION, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

     26. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

     Executed this 1st day of August, 2005.

                                              Trey Resource Inc

                                              By: /s/ Mark Meiler
                                                  -------------------
                                                  Mark Meiler, CEO



Address for notices to Bank:
Business Credit Services-Documentation & Servicing
Premier Banking/Small Business Banking
West Seneca-Credit Services
Attn: Credit Service
Facsimile: 716 656-2517


Address for notices to Guarantor:
Trey Resource Inc
750 Highway 34
Matawan, New Jersey 07747
Facsimile:















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